Exhibit 99.1

NioCorp Announces Closing of $5.0 Million Underwritten Offering Priced At-The-Market Under Nasdaq Rules

CENTENNIAL, CO / ACCESSWIRE / January 31, 2025 / NioCorp Developments Ltd. ("NioCorp" or the "Company") (NASDAQ:NB) today announced the closing of its previously announced underwritten offering of 2,577,320 common shares, 2,577,320 Series A warrants to purchase up to 2,577,320 common shares (the “Series A Warrants”) and 1,288,660 Series B warrants to purchase up to an additional 1,288,660 common shares (the “Series B Warrants”) (the “Offering"). Each common share was sold together with one Series A Warrant and one-half of one Series B Warrant at a combined public offering price of $1.94, for gross proceeds of approximately $5.0 million before deducting underwriting discounts and offering expenses.

The Series A Warrants have an exercise price of $1.98 per underlying common share, are exercisable immediately and will expire thirty months following the date of issuance. The Series B Warrants have an exercise price of $2.05 per underlying common share, are exercisable immediately and will expire four years following the date of issuance.

Maxim Group LLC acted as sole book-running manager for the Offering.

NioCorp currently intends to use the net proceeds from the Offering to repay a portion of the outstanding obligations under the unsecured notes previously issued by the Company in April 2024 and for working capital and general corporate purposes, including to advance its efforts to launch construction of a critical minerals project in Southeast Nebraska (the “Elk Creek Project”) and move it to commercial operations.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-280176), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 13, 2024 and subsequently declared effective by the SEC on June 27, 2024. No securities were offered or sold to Canadian purchasers under the Offering.

A prospectus supplement relating to the Offering and describing the terms thereof was filed with the SEC and forms a part of the effective registration statement and is available on the SEC’s website at www.sec.gov and on the Company’s profile on the SEDAR+ website at www.sedarplus.ca. Copies of the prospectus supplement and accompanying prospectus may be obtained by contacting Maxim Group LLC, at 300 Park Avenue, 16th Floor, New York, NY 10022, Attention: Syndicate Department, or by telephone at (212) 895-3745 or by email at syndicate@maximgrp.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

FOR MORE INFORMATION:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

@NioCorp $NB #Niobium #Scandium #rareearth #neodymium #dysprosium #terbium #ElkCreek #EV #electricvehicleemail

ABOUT NIOCORP

NioCorp is developing the Elk Creek Project that is expected to produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Elk Creek Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of neodymium-iron-boron magnets, which are used across a wide variety of defense and civilian applications.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding the Offering, and the intended use of the net proceeds of the Offering; NioCorp's expectation of producing niobium, scandium, and titanium, and the potential of producing rare earths, at the Elk Creek Project; and NioCorp's ability to secure sufficient project financing to complete construction of the Elk Creek Project and move it to commercial production. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: NioCorp's ability to receive sufficient project financing for the construction of the Elk Creek Project on acceptable terms or at all; our ability to service our existing debt and meet the payment obligations thereunder; the future price of metals; the stability of the financial and capital markets; and current estimates and assumptions regarding the business combination with GX Acquisition Corp. II (the "Business Combination") and the standby equity purchase agreement (the "Yorkville Equity Facility Financing Agreement" and, together with the Business Combination, the "Transactions") with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP, and their benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the U.S. Securities and Exchange Commission and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to use the net proceeds of the Offering in a manner that will increase the value of shareholder’s’ investment; NioCorp's ability to operate as a going concern; NioCorp's requirement of significant additional capital; NioCorp's ability to receive sufficient project financing for the construction of the Elk Creek Project on acceptable terms or at all; NioCorp's ability to receive a final commitment of financing from the Export-Import Bank of the United States on an acceptable timeline, on acceptable terms, or at all; NioCorp's ability to recognize the anticipated benefits of the Transactions, including NioCorp's ability to access the full amount of the expected net proceeds under the Yorkville Equity Facility Financing Agreement; NioCorp's ability to continue to meet the listing standards of Nasdaq; risks relating to NioCorp's common shares, including price volatility, lack of dividend payments and dilution or the perception of the likelihood of any of the foregoing; the extent to which NioCorp's level of indebtedness and/or the terms contained in agreements governing NioCorp's indebtedness or the Yorkville Equity Facility Financing Agreement may impair NioCorp's ability to obtain additional financing; covenants contained in agreements with NioCorp's secured creditors that may affect its assets; NioCorp's limited operating history; NioCorp's history of losses; the material weaknesses in NioCorp's internal control over financial reporting, NioCorp's efforts to remediate such material weaknesses and the timing of remediation; the possibility that NioCorp may qualify as a passive foreign investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"); the potential that the Transactions could result in NioCorp becoming subject to materially adverse U.S. federal income tax consequences as a result of the application of Section 7874 and related sections of the Code; cost increases for NioCorp's exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp's information technology systems, including those related to cybersecurity; equipment and supply shortages; variations in the market demand for, and prices of, niobium, scandium, titanium and rare earth products; current and future offtake agreements, joint ventures, and partnerships; NioCorp's ability to attract qualified management; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; the results of metallurgical testing; the results of technological research; changes in demand for and price of commodities (such as fuel and electricity) and currencies; competition in the mining industry; changes or disruptions in the securities markets; legislative, political or economic developments, including changes in federal and/or state laws that may significantly affect the mining industry; the impacts of climate change, as well as actions taken or required by governments related to strengthening resilience in the face of potential impacts from climate change; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the timing and reliability of sampling and assay data; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp's projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; management of the water balance at the Elk Creek Project site; land reclamation requirements related to the Elk Creek Project; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp's properties; potential future litigation; and NioCorp's lack of insurance covering all of NioCorp's operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SOURCE: NioCorp Developments Ltd.